Exhibit 99.1

OneBeacon Insurance Group, Ltd. Keefe, Bruyette & Woods 2007 Insurance Conference September 5, 2007

2 Safe Harbor Statement Forward-looking statements contained in this presentation are based on the Company's assumptions and expectations concerning future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements are subject to significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those reflected in the forward-looking statements. OneBeacon's forward-looking statements could be affected by numerous foreseeable and unforeseeable events and developments such as exposure to catastrophe, or other large property and casualty losses, adequacy of reserves, risks associated with implementing business strategies, levels and pricing of new and renewal business achieved, credit, interest, currency and other risks associated with the Company's investment portfolio, changes in accounting policies, and other factors identified in the Company's filings with the Securities and Exchange Commission. In light of the significant uncertainties inherent in the forward-looking information contained herein, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. The Company disclaims any obligation to publicly update or revise any forward-looking information or statements.  2

Basis of Presentation The discussion in this presentation of OneBeacon’s financial performance includes financial measures that are not derived from generally accepted accounting principles, or GAAP. Information regarding these non-GAAP financial measures is provided in the Company’s earnings press release for the second quarter 2007 and accompanying financial tables as well as its Investor Financial Supplement for the second quarter 2007, all of which can be found in the Investor Relations section of OneBeacon’s Web site at www.onebeacon.com.  3

OneBeacon Profile Specialty focused property and casualty insurer Select independent agency distribution network $2 billion net written premiums (at 6/30/07) $4.8 billion net invested assets*(at 6/30/07) $1.9 billion shareholders’ equity (at 6/30/07) Modest leverage - 29% debt to total capital, net of defeasance (at 6/30/07) Solid / stable ‘A’ financial strength ratings Bermuda domiciled  4 *excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock

Operating Principles Underwriting comes first Maintain a disciplined balance sheet Invest for total return Think like owners 5

Experienced Management Team 21 St. Paul Travelers, Liberty Mutual, Chubb  SVP, Specialty Lines Kevin Rehnberg 19 Chubb SVP, Commercial Lines Drew Carnase 16 BJ’s Wholesale Club, St. Paul Travelers, Sears, Chevron CFO Paul McDonough 19 Arthur Andersen, American States Insurance Chief Actuary Brian Poole 26 St. Paul Travelers, Chubb President and CEO Mike Miller 29 Colonial Penn, Fireman’s Fund, Parkway SVP, Personal Lines Alex Archimedes Industry Experience (in years) Previous Experience Title Name  Strong Board chaired by Lon Smith 6

Strong Platform Disciplined pricing and underwriting Low to moderate risk profile risk selection CAT management GAAP Ratios For the years ended December 31, 98.5% 124.0% 99.9% 98.6% 96.3% 96.4% 108.0% Net Written Premiums (in millions) For the years ended December 31, Loss Ratio Expense Ratio 97.3% 7 $1,958 $925 $2,353  $3,295  $1,804  $2,281 $1,989  $990 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 2001 2002 2003 2004 2005 2006 2Q06 YTD 2Q07 YTD 68.5% 65.7% 67.2% 60.7% 62.1% 61.2% 33.5% 34.2% 34.3% 36.1% 88.2% 74.5% 35.6% 31.4% 35.8% 30.0% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 110% 120% 130% 2001 2002 2003 2004 2005 2006 2Q06 YTD 2Q07 YTD

Building a Specialized Franchise



% = NWP from Specialty and Specialized Businesses/Products
Acquisitions/New Businesses
Divestitures
7%
• AutoOne
• Liberty Mutual renewal rights
21%
• OneBeacon Professional Partners
• New Jersey Skylands reciprocal
31%
• OnePac (Small Business)
52%
• Renewal rights Atlantic Mutual
• OneChoice (Personal lines)
• OneBeacon Specialty Property
• Boiler Inspection Services
• Tower Insurance renewal rights
55%
• First Media
• Chubb medical E&O renewal rights
• Houston General Ins. Exchange reciprocal
• Lawyers liability/ Community Bank Groups
• NFU subsidiary
64%
• Adirondack Insurance Exchange reciprocal in NY
• A&H business
• National Marine Und. MGA
• Agri renewal rights agreement
67%
• Trident Marine
• Gov't Risk Solutions
• Hagerty Insurance alliance
2001
2002
2003
2004
2005
2006
2007

OneBeacon INSURANCE

8

Growth in Adjusted Book Value * BVPS Growth including quarterly dividends of $0.21 per share paid quarterly beginning in March 2007 9 $18.21 $16.18 $17.20 $17.76 15.1% 6.3% 11.1% $15.00 $15.50 $16.00 $16.50 $17.00 $17.50 $18.00 $18.50 Sep 31, 2006 (Pro-Forma) Dec 31, 2006 Mar 31, 2007 Jun 30, 2007 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% BVPS BVPS Growth

Net Written Premium Change Primary Insurance Operations* * Excludes Agri, which was sold on 9/29/06.  Net written premiums for Agri were $22.4 million for Q2 2006 and $43.5 million for Q2 YTD 2006. 10 [$ in millions] % Change % Change  vs. 2006 vs. 2006 Specialty Lines  $111 34% $208 27% Commercial Lines $194 -1% $364 1% Personal Lines $180 -17% $353 -16% Traditional 148     -5% 281 -4% AutoOne 34 -46% 74 -44% Total  $485 -2% $925 -2% Q2 YTD  2007 Q2 2007

Specialty Lines  OBPP – Medical Professional liability, Managed Care Organizations Errors & Omissions, Health-Care Directors & Officers, Provider Excess/HMO Reinsurance, Media and Lawyers liability  IMU – Inland Cargo, Commercial Hull, Marine liabilities, Marina Operators/Boat Dealers package, Yachts and Yacht Clubs  Community Banking – @vantage package product for financial institutions that have up to $3 billion in assets   Accident and Health – Group Accident coverage and Occupational Accident insurance augmented by targeted risk management services  Government Risk Solutions – Our newest line, focusing on municipalities and other public entities  11

[$ in millions] 12 Specialty Lines Statistical Premium Information $17 $3 $2 $5 $5 Other Specialty $14 $9 $6 $9 $10 IMU $14 $24 $13 $14 $21 OBPP New business  81% 84% 82% 83% 81% IMU 82% 85% 80% 78% 75% OBPP Premium retention 2% 3% 3% 4% 3% IMU -8% -2% -5% -5% -4% OBPP Renewal rate change Jun 30, 2007 Mar 31, 2007 Dec 31, 2006 Sep 30, 2006 Jun 30, 2006 Three Months Ended

Commercial Lines Middle Market: OneBeacon @vantage product – property, auto, umbrella, general liability and workers compensation Specialized Approach:  Underwriting & claims expertise Low to moderate risk Limited number of competitors in targeted segments  Segment Focus: 14 defined industry groups – Technology, Financial Services, Professional Services, Commercial Real Estate, Cultural Institutions, Media, Food Industries, Metalworkers, Plastics, Printers, Progressive Care, Retailers, Wholesalers and MedTech  Package-driven, first-dollar programs with premiums between $15,000 - $1 million  13

Small Business: OnePac product – package, auto, umbrella, workers compensation  Segment Focus: Target 14 industry groups featuring 360+ classes of small business including Apartment, Auto Services, Condominium, Institutional, Manufacturing, Office, Restaurant, Retail, and Wholesaler/Distributor Products are supported by a real-time, Web-based platform providing quoting and policy-issuance capabilities directly at the point of sale  Use split rating and future predictive modeling to price more accurately than competitors  Provide service in over 27 states with recent additions in the Midwest Commercial Lines 14

[$ in millions] 15 Commercial Lines Statistical Premium Information $ 14 $ 14 $ 12 $ 10 $ 10 Small Business $ 34 $ 33 $ 36 $ 33 $ 40 Middle Market New business  87% 86% 82% 83% 80% Small Business 84% 83% 84% 83% 81% Middle Market * Premium retention 3%  3% 4% 5% 5% Small Business 0% -1% 2% 2% 2% Middle Market * Renewal price change Jun 30, 2007 Mar 31, 2007 Dec 31, 2006 Sep 30, 2006 Jun 30, 2006 Three Months Ended * Excludes OBSP

Personal Lines Traditional: OneChoice product suite – Package product bundles auto, home and personal property coverages to provide a comprehensive solution for personal insurance customers  Products are supported by a real-time, Web-based platform providing quoting and policy-issuance capabilities directly at the point of sale  Reciprocals: Adirondack Insurance Exchange, New Jersey Skylands Insurance Association, Houston General Insurance Exchange  AutoOne – provides assigned risk services in 22 states and D.C.  The diminishing assigned risk pools in key states such as NY and NJ has consequently reduced AutoOne’s writings.  16

[$ in millions] 17 Personal Lines*  Statistical Premium Information * Excludes AutoOne and Massachusetts Auto; policies in-force growth over prior quarter $ 10 $ 10 $ 10 $ 13 $8 Homeowners $ 19 $ 18 $ 16 $ 15 $ 13  Auto New business  2% 1%  1%  2%  0% Homeowners 2% 0% -1% -2% -3%  Auto Policies-in-force 96% 95% 92% 89% 86% Homeowners 78% 80% 77% 78% 76%  Auto Premium retention 9%  8%  8%  8%  8% Homeowners 2% -2% -1%  0%  2% Auto Renewal price change Jun 30,  2007 Mar 31,  2007 Dec 31,  2006 Sep 30,  2006 Jun 30,  2006 Three Months Ended

Financial Review

Second Quarter 2007 Financial Highlights 19 * Includes quarterly dividends of $0.21 per share, paid quarterly beginning in March 2007 ** Trailing 12 months  Adjusted book value per share 18.21 $ Growth since 12/31/06 * 8.3% Growth since IPO balance sheet  15.1% (9/30/06 pro forma) * Adjusted comprehensive return on equity   ** 21.3% Adjusted operating return on equity  ** 11.0% GAAP combined ratio: Q2 YTD 2007 97.3% Total return on invested assets (not annualized): Q2 YTD 2007 4.4%

Combined Ratio Primary Insurance Operations FY  Q2 YTD Q2 YTD pt. chg. 2006 2007 2006 fav/(unfav) Current accident year Non-CAT 58.0% 62.3% 58.3% (4.0) CAT 1.5% 1.5% 1.3% (0.2) Prior accident year  Non-CAT -0.1% -2.5% 0.9% 3.4 CAT 1.3% -0.1% 1.6% 1.7 Loss and LAE Ratio 60.7% 61.2% 62.1% 0.9 Expense Ratio 35.6% 36.1% 34.3% (1.8) GAAP Combined Ratio 96.3% 97.3% 96.4% (0.9) 20

Expense Ratio  Primary Insurance Operations 21 Q2 YTD  Q2 YTD  2007 2006 As Reported 36.1% 34.3% Office Consolidation Costs (1.0%) (0.4%) Contingent Commission Release - 0.5% Franchise Tax Settlement - 0.6% Excluding above items 35.1% 35.0%

Asset Mix* Portfolio: $4.8 billion At June 30, 2007 Total return philosophy Weighted-average duration of fixed maturity portfolio is 2.5 years, excluding convertible bonds 95% of fixed maturity portfolio is investment grade (average rating is AA, excluding convertible bonds)  22 * Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock 5% 72% 7% 16% Fixed Maturities Short-term Investments Common Equities Other Investments

23 Asset Mix* [$ in millions] * Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock   Fixed maturity $ 3,487 72% $ 90 85% $ 85 38% Short-term 294 5% 7 7% 7 3% Common equity 745 16% 7 6% 84 39% Other 299 7% 1 2% 44 20% Total $ 4,825 100% $ 105 100% $ 220 100% Q2 YTD 2007 Invested Assets Investment Income Total Return Average  Gross

Fixed Income Portfolio Performance* 24 * Excludes assets held in trust to economically defease the company’s mandatorily redeemable preferred stock 4.3 1.2 0.1 (0.4) (0.7) 1.4 0.7 2.4 1.5 5.7 -1% 0% 1% 2% 3% 4% 5% 6% 2006 Q206 Q207 Q206 YTD Q207 YTD Return Lehman U.S. Aggregate Fixed Income Portfolio

Equity Portfolio Performance 25 * 2006 periods represent all common stock holdings other than Montpelier 15.8 7.0 6.3 1.4 2.7 10.3 26.0 3.8 6.1 11.3 -5% 0% 5% 10% 15% 20% 25% 30% 2006 Q206 Q207 Q206 YTD Q207 YTD Return S&P 500 Index (Total Return) Equity Portfolio *

Reserve Development Ongoing accident years have typically developed favorably 26 Accident Year Dec-02 Dec-03 Dec-04 Dec-05 Dec-06 Dec-07 2001 77.0% 76.2% 76.7% 76.0% 75.9% 75.9% 2002 59.7% 57.8% 58.5% 58.6% 58.1% 58.2% 2003 52.1% 50.3% 50.8% 50.7% 50.6% 2004 50.3% 49.2% 48.8% 48.4% 2005 53.2% 54.7% 54.9% 2006 50.3% 49.0% 2007 54.9% Evaluation Date

Reinsurance Renewed property catastrophe reinsurance program through June 30, 2008 Program covers property business including automobile physical damage, and terrorism coverage for non-TRIA events. First $150 million of losses from single CAT is retained by OneBeacon $650 million of the following $700 million in losses are reinsured Losses above $850 million retained by OneBeacon 27

Capital Structure [$ in millions] 28 As of Jun 30, 2007 As of Dec 31, 2006 Debt $758 $760 Pref. stock subject to mandatory redemption 259 262 Common shareholders' equity 1,861 1,777 Total capitalization 2,878 2,799 Adjusted for defeasance of preferred stock (259) (262) Total capitalization adjusted for defeasance $2,619 $2,537 Ratio of debt and preferred stock to total capital 35.3% 36.5% Ratio of debt to total capital, net of defeasance 28.9% 29.9%

Capital Management Quarterly dividend of $0.21 per share $200 million share repurchase authorization 29

Summary On track for achieving our annual goal of 15 – 16% growth in book value in 2007  Exceptional investment returns  Strong Balance Sheet Continued investment in new specialty segments and teams Underwriting discipline always comes first Diligent management of our owners’ capital 30

OneBeacon Insurance Group, Ltd.